Exhibit 99.1

Palmer Square Investor Forum Palmer Square Capital BDC Inc. (NYSE: PSBD) September 2025

Forward - looking Statements © Palmer Square Capital Management LLC 2 This presentation and any information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) may contain forward - looking statements relating to the business, operations and financial conditions of Palmer Square Capital BDC Inc. (“we”, “us”, “our”, or the “Company”), including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, and other future conditions. Words such as, but not limited to, “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “objective”, “outlook”, “plan”, “potential”, “predict”, “project”, “should”, “will”, “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward - looking statements. These forward - looking statements reflect management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s ability to identify attractive investment opportunities; changes in interest rates; regulations governing the Company’s operation as a business development company; the operating results and financial condition of the Company’s portfolio companies; the adequacy of the Company’s protections with respect to its loan portfolio; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the liquidity of certain banks; uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, the conflict in the Red Sea and the conflicts between Russia and Ukraine, and between Israel and Hamas; disruptions related to tariffs and other trade or sanctions issues; the impact of fluctuations in interest rates and foreign exchange rates on the Company’s business and its portfolio companies; rising levels of inflation, and its impact on the Company, its portfolio companies and on the industry in which the Company invests; and risks relating to economic recessions or downturns. Moreover, new risks emerge from time to time, and it is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission, including the factors set forth as “Risk Factors” in the Company’s annual reports on Form 10 - K and quarterly reports on Form 10 - Ǫ. Given these uncertainties, you should not place undue reliance on these forward - looking statements. The Company qualifies all of the forward - looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise. This Presentation contains statistics and other data that has been obtained from or compiled from information made available by third - party service providers. We have not independently verified such statistics or data. This Presentation is neither an offer to sell, or a solicitation of an offer to purchase, an interest in the Company. The information presented in this Presentation is as of June 30, 2025, unless indicated otherwise. FORWARD - LOOKING STATEMENTS

Investor Forum Schedule

11:00am Stadium Tour

11:30am Lunch

12:00pm Program Begins

12:30pm **Palmer Square's Differentiated Platform**
Chris Long, CEO & Chairman

1:00pm **PSBD Portfolio & Investment Strategy**
Angie Long, CIO

1:30pm **Investment Process & Case Study**
Matt Bloomfield, President

2:00pm **Management Fireside Chat**
Moderated by Ken Lee, RBC Senior Equity Analyst

2:30pm Cocktail Reception

© Palmer Square Capital Management LLC ▪ 3

Palmer Square’s Differentiated Platform Chris Long CEO & Chairman SESSION 1

DIFFERENTIATED PLATFORM

Palmer Square Capital Management Overview

2009
Founded by Chris Long
Chairman and Chief Executive Officer of PSBD

$36B
Assets Under Management

$60B+
Capital Invested Since Inception

Top 2
Globally for total U.S. based CLO issuance 2022 – 2024 [1]

74
Professionals, including 31 investment professionals

100%
Management owned

HQ
Kansas City, MO

95%
Client retention rate

Investment Focus

Focus on corporate and structured credit across three major strategy segments

1. Opportunistic Strategies
2. Income / Short Duration Strategies
3. Private Credit / Structured Credit Issuance Strategies



Note: Data as of 06/30/2025. 1 Source: Leveraged Commentary & Data (LCD) and Palmer Square. The data includes all deals and managers in the CLO market except for Middle Market deals.

PALMER SQUARE CAPITAL BDC INC.

© Palmer Square Capital Management LLC ▪ 5

DIFFERENTIATED PLATFORM $33 $184 $335 $CC1 $2,00G $3,240 $3,7G8 $3,G11 $4,C72 $8,484 $10,341 $13,G71 $20,55G $25,41C $2G,485 $33,20G $35,8C1 80 70 60 50 40 30 20 10 0 200G 2010 2011 2012 2013 2014 2015 2016 2017 2018 201G 2020 2021 2022 2023 2024 2025 AUM (millions) Employees © Palmer Square Capital Management LLC 6 Chris Long founded Palmer Square Angie Long named CIO & launched Mutual Fund Platform Launched Opportunistic Credit Platform Closed 1 st managed CLO & launched Income/Short Duration Platform Launched Interval Fund Launched PSTAT CLO platform & 1 st broadly distributed CLO debt indices Launched BDC Platform Launched Strategic Debt fund, TALF Opportunity Fund & the European Credit Platform Issued two $1B Static CLOs Launched dedicated Private Credit Fund IPO of Palmer Square Capital BDC, Inc., Launched ETF Platform Launch of Palmer Square UCITs Platform Employees Firm Milestones G Growth Note: Palmer Square Capital Management LLC’s AUM is unaudited. The AUM provided is an estimate as of 07/31/2025.

▪ Our extensive track record demonstrates the ability to find the best relative value opportunities across corporate and structured credit. ▪ Our exceptionally low loss rates across strategies reflect a high - quality bias and emphasis on risk management. ▪ Size and scale to look at a wide range of deals. ▪ Nimble enough to take advantage of market dislocations across corporate and structured credit. ▪ Experienced credit investment team of ~30 professionals organized by structure and sector. ▪ Senior team has worked together for over a decade. ▪ Leadership averages over 20 years of investment experience. ▪ Solutions focused on addressing client - specific needs and alignment of fund terms. ▪ Investment team compensation based on individual + overall firm performance to incentivize finding the best relative value and effectively managing risk. DIFFERENTIATED PLATFORM Capability © Palmer Square Capital Management LLC 7 Agility Team Alignment Why Palmer Square?

Palmer Square believes active management in fixed income is paramount, and with effective execution should capture total return in excess of yield. Our depth of experience, quality of research, and commitment to process position us for this type of performance. DIFFERENTIATED PLATFORM 3 Maintain Liquidity Where Possible 2 Minimize Interest Rate Duration 1 Focus on Higher Ǫuality Assets Palmer Square’s investment philosophy has been consistent throughout multiple credit environments and has always been underpinned by our core competencies of locating relative value across corporate and structured credit, and granular, bottom - up fundamental credit analysis. In everything we do, we subscribe to three key pillars © Palmer Square Capital Management LLC 8 Investment Philosophy

DIFFERENTIATED PLATFORM

Palmer Square's Comprehensive Credit Platform

Products

- BDC
- Private Funds
- Interval Fund
- SMAs
- ETFs
- Mutual Funds
- CIT
- Co-Investments
- UCITs

Opportunistic

PALMER SQUARE[3] CAPITAL BDC INC.

Income / Short IG Duration

Private Credit / Structured Credit



Multi-Asset Credit Strategy
$0.9
Opportunistic Credit Strategy
$4.1
$5.1
Ultra-Short Duration Strategy
$1.5
Income Plus Strategy
$2.3
$3.8
Guilford Capital© Credit Strategy / Senior Loan
$2.9
$0.1 Private Credit Strategy
Static CLO Issuance
$8.4
$27.0
Managed CLO Issuance
$15.7
AUM 2
$36B

Note: Palmer Square Capital Management LLC's AUM is unaudited. 2 The AUM provided is an estimate as of 07/31/2025 and is inclusive of Palmer Square Capital Management LLC and its affiliates. 3 PSBD AUM is included in Opportunistic Credit.

PALMER SQUARE CAPITAL BDC INC.
© Palmer Square Capital Management LLC ▪ 9

U.S. Deals # of Deals Size 2022 - 2024 30 $15.7B 24 $13.GB 22 $11.2B 20 $10.6B As of 06/30/2025. Source: S&P LCD and Palmer Square. The data includes all deals and managers in the CLO market except for Middle Market deals. 4 Palmer Square 6/30/25. 5 Source: CreditFlux. DIFFERENTIATED PLATFORM CLO Volume Beats Most Large Alternative Asset Managers We believe the platform’s depth of expertise in bank loans via the CLO market gives PSBD a major advantage in sourcing and selecting investments 18.1% Average Equity IRR 5 on Called Deals #1 EUR Issuer of CLOs from 2022 - 2024 5 #2 Global & US Issuer of CLOs from 2022 - 2024 5 $2CB CLO AUM Outstanding Across 55 Active Deals 4 Deep Credit Expertise $4CB CLOs Issued Across G0 Deals Since 2013 4 European Deals # of Deals Size 2022 - 2024 14 $6.0B 11 $4.8B 11 $4.5B 11 $4.4B Global Deals # of Deals Size 2022 - 2024 41 $20.1B 38 $1G.GB 25 $12.8B 25 $11.6B Punching Above Our Weight © Palmer Square Capital Management LLC 10 © Palmer Square Capital Management LLC 10

DIFFERENTIATED PLATFORM

Palmer Square Named a Top Manager Amid Severe Market Stress

In a Challenging Market During COVID, Palmer Square Ranked #1 CLO Manager Able to Weather the Storm

(Based on Risk and Other Metrics)[6,7,8]

Barclays put together a downgrade scoring system based on risk[9] and minimum overcollateralization "OC" test cushion[10] to determine which managers would weather a potential bank loan credit downgrade storm the best. Palmer Square ranked #1 (See Chart) out of 100 managers as far as who was positioned to weather the storm best [6,7,8]. We believe our approach will not only allow us to weather downgrade possibilities but will also allow us to prosper.

Top Five Manager Percentile Rankings (Lower = Relatively Worse)

Manager	Risk Exposure %[9]	Min OC Cushion[10]	Avg. Rank
Palmer Square Capital Management	98.9%	92.9%	95.9%
Manager 2	100.0%	90.9%	95.5%
Manager 3	90.9%	94.9%	92.9%
Manager 4	83.8%	91.9%	87.9%
Manager 5	92.9%	77.7%	85.3%

Source: Kanerai, Intex and Barclays Research. Palmer Square did not compensate Barclays directly or indirectly for the ranking above. These ratings are an averaged sample of Palmer Square's CLO purchasing activity and are not representative of any one client's experience. Past performance does not guarantee future results. 6 Per Barclays, Clawing Away at Mezz Returns and Ratings and additional distributed information (as of 04/03/2020), ("the Barclays Report"). Score of 95.9% is highest of top 100 managers. 7 Average Rank is the average of a manager's percentile positioning in "Risk" Exposure % and Minimum Overcollateralization Test Cushion rankings. 8 The Manager Percentile Ranking is based on an initial sample of 110 managers from 2012 through 2019 based on deal closing date. Only managers with 2 or more deals were included in the ranking, resulting in a final sample size of 100. 9 "Risk" Exposure % refers to a CLO's exposure to at-risk industries and low-rated issues. In their analysis, Barclays uses the most common Moody's industry name for an issuer to calculate a combined exposure level to the most at-risk industries (Automotive, Consumer Goods: Durable, Consumer Goods: Non-Durable, Energy: Oil & Gas, Hotels, Gaming & Leisure, Retail, Transportation: Cargo, Transportation: Consumer). Thus, for their analysis, US BSL CLO managers have exposures of roughly 20%. To avoid over-penalizing potentially stronger issuers from these more at-risk industries and highlight the potential downgrade and default risk of weaker issuers, Barclays removes the assets with a rating of B1 or higher in the portfolios (as of the last trustee reported data) to calculate a final "at-risk industry/lower-rated" exposure value for each deal (percentage of total asset portfolio). Low-rated issues are assets rated CCC or lower. 10 Minimum Overcollateralization Test Cushion refers to a CLO's ratio of assets to debt, and the level that that ratio exceeds the minimum required ratio. All else equal, the higher the minimum overcollateralization test cushion, the more protected the CLO's debt investors are from potential defaults in the asset pool.

PALMER SQUARE CAPITAL BDC INC.

© Palmer Square Capital Management LLC ▪ 11

PSCM’s Expertise Puts PSBD in a Position to Succeed Launched in 201G and publicly listed in 2024, Palmer Square Capital BDC Inc. (PSBD) offers a: Liquid investment strategy ▪ Broadly Syndicated Loans (BSLs) represent a sizable primary market and deeply liquid secondary market ▪ Tactical adjustments can be made to the portfolio during times when credit markets are under pressure ▪ The BDC holds the optionality to enter private credit deals when returns are very attractive Differentiated BDC profile ▪ Only publicly traded BDC with BSL investment as its primary strategy ▪ As BSL & private credit grow to co - exist, it is critical to have exposure to both ▪ Weighted average EBITDA of PSBD portfolio companies (~$400M) significantly exceeds that of peers Strong alignment with shareholders ▪ Shareholder friendly management / incentive fee structure ▪ Monthly disclosure of NAV ▪ Liquid investments enable objective fair value marks © Palmer Square Capital Management LLC 12 11.8% Dividend Yield on Stock Price 12 GC% Senior Secured Investments 13 G8% Floating Rate Debt Investments 13 0.1G% Non - Accrual Rate 13 Key Statistics 10.5% Dividend Yield on NAV 11 2C3 Total Investments 11 NAV as of 7/31/2025. Dividend yield calculated by dividing the annualized quarterly dividend by the most recent NAV/share. 12 Dividend yield calculated by dividing the annualized quarterly dividend by the market price as of 8/31/2025. 13 Calculated as a percentage of long - term investments as of 6/30/2025. Past performance is not indicative of future results. © Palmer Square Capital Management LLC 12 DIFFERENTIATED PLATFORM

PSBD Portfolio G Investment Strategy Angie Long CIO SESSION 2

Note: All figures as of 6/30/2025. 14 Includes fair value of short - term investments. 15 Attributes of first lien borrowers. 16 Represents a weighted average yield to maturity at fair value for all debt and income producing securities. 17 Average hold size of first and second lien investments at fair value. PORTFOLIO & INVESTMENT STRATEGY $412M Weighted Average LTM EBITDA 15 $1.3B Fair Value Investment Portfolio 14 $3.3B Invested Capital Since Inception ~$5.1M Average Hold 17 3G Portfolio Industries 20C Portfolio Companies 10.1% W.A. Yield on Investments 16 10.8% Net Investment Income Yield 2.2x Weighted Average Interest Coverage 0.1G% Non - Accrual rate 5.1x Median Net Leverage (First Lien) 54% Median LTV Decades of experience in bank loans, corporate debt, and structured credit Established manager Liquid bank loan investment strategy well - positioned to deliver attractive risk - adjusted returns Differentiated BDC Meaningful deal flow & ability to be selective Large addressable market Downside protection & superior credit performance Rigorous investment process Senior secured loans across several industries Highly diversified portfolio Strong shareholder alignment Compelling fee structure & heightened transparency PSBD Investment Highlights © Palmer Square Capital Management LLC 14 © Palmer Square Capital Management LLC 14

PORTFOLIO & INVESTMENT STRATEGY Consistent investment philosophy throughout multiple credit environments underpinned by core competencies: locating relative value and granular, bottom - up fundamental credit analysis Attractive risk adjusted returns through a highly liquid strategy Investment Criteria x Loans with an average overall deal size greater than $1 billion x Priority position in the capital structure x Small to large private U.S. companies with higher recurring revenue and high customer retention rates Liquid, Leveraged Loan Market & Large Cap Direct Lending Market Market Segment Senior Secured, Floating Rate Asset Focus Companies with strong structural protections, limited downside, and low long - term beta Borrower Focus PSBD Investment Strategy © Palmer Square Capital Management LLC 15

SGP/LSTA Leveraged Loan Index A nearly $2T market accessed via primary and secondary market offers significant opportunity for active management U.S. Leveraged Loan Volume An unprecedented rate hiking cycle temporarily slowed down issuance in the syndicated loan market but since normalized Note: Data as of 06/30/2025. Source: LCD, LSTA Leveraged Loan Index. PORTFOLIO & INVESTMENT STRATEGY Large G Liquid Addressable Market $1,600 $1,500 $1,400 $1,300 $1,200 $1,100 $1,000 2Ǫ20 3Ǫ20 4Ǫ20 1Ǫ21 2Ǫ21 3Ǫ21 4Ǫ21 1Ǫ22 2Ǫ22 3Ǫ22 4Ǫ22 1Ǫ23 2Ǫ23 3Ǫ23 4Ǫ23 1Ǫ24 2Ǫ24 3Ǫ24 4Ǫ24 1Ǫ25 2Ǫ25 Billions $0 $50 $100 $150 $200 $250 2Ǫ20 3Ǫ20 4Ǫ20 1Ǫ21 2Ǫ21 3Ǫ21 4Ǫ21 1Ǫ22 2Ǫ22 3Ǫ22 4Ǫ22 1Ǫ23 2Ǫ23 3Ǫ23 4Ǫ23 1Ǫ24 2Ǫ24 3Ǫ24 4Ǫ24 1Ǫ25 2Ǫ25 Billions Pro Rata Institutional © Palmer Square Capital Management LLC 16

▪ Compared to other liquid fixed income options, bank loans offer a leading yield profile and low default rate ▪ Private credit’s illiquidity premium to bank loan yields has compressed considerably Source: Bloomberg, Palmer Square. PSBD dividend yield and YTW yields for all others. YTW Yields as of 08/31/2025. Dividend yield is based on the annualized rate of the second quarter dividend of $0.42 per share, and the $14.20 share price as of 8/31/2025.. PORTFOLIO & INVESTMENT STRATEGY Asset Class Yields Compelling Yield Pickup Relative to Fixed Income Universe… 11.8% C.8% C.7% C.C% 5.7% 5.C% 5.3% 5.1% 4.8% 4.8% 4.4% 4.4% 4.G% 4.3% 4.2% 3.C% 3.1% © Palmer Square Capital Management LLC 17 © Palmer Square Capital Management LLC 17

Source: JP Morgan Research, S&P LCD, Palmer Square from 12/31/2013 - 6/30/2025. 18 Palmer Square average annual loss ratio calculated by dividing total par losses for previous 12 - month period by Total CLO AUM at the end of the period. 1G Industry average loss ratio calculated by dividing total par losses for previous 12 - month period by total par outstanding US leverage loans at the end of the period. PORTFOLIO & INVESTMENT STRATEGY Palmer Square’s superior CLO loan default rates over the last 10+ years demonstrate its expertise in the corporate bank loan market and an ability to generate consistent alpha Loss Rates Palmer Square vs. Industry 0.10% Palmer Square average annual loss ratio 18 0.C8% Industry average loss ratio 12/31/2013 – LTM 6/30/2025 1G …Coupled With the Platform’s Historically Low Loss Rates 1.7% Palmer Square CLO Loan Defaults vs. Industry 4.3% 1.7% 1.5% 1.8% 1.7% 1.C% 4.0% 1.0% 2.1% 1.5% 1.4% 0.0% 0.0% 0.0% 0.4% 1.4% 0.0% 0.4% 0.3% 0.1% 0.5% 0.4% 0.2% 2013 2014 2015 2016 2017 2018 201G 2020 0.5% 0.0% 2021 2022 2023 2024 LTM 6/25 Annual Loan Industry Defaults by Par Amount Palmer Square CLO Annual Loan Defaults by Par Amount © Palmer Square Capital Management LLC 18

PORTFOLIO & INVESTMENT STRATEGY

Well Diversified Portfolio Across Metrics

Highly diversified portfolio by industry and borrower, oriented towards first lien senior secured loans.

Portfolio at Fair Value : ~$1.3B

Borrower Concentration[20]

Low Borrower Concentration


Top 10
10.7%
Other
Borrowers
89.3%

206 Portfolio Companies

Portfolio Mix[20]

Senior Secured Focused


Second-Lien Senior
Secured Debt | 6%
Other | 4%
Short Term Investments
and First-Lien Senior
Secured Debt
90%

96% Senior Secured

Top 5 Industry Mix[20]

Focus on Defensive Industries


Software
11%
Healthcare
Providers and
Services | 10%
Professional
Services
8%
IT Services
6%
Chemicals
5%
Other
60%

39 Industries

Note: Data as of 06/30/2025. 20 As a percentage of total income producing securities at fair value.

PALMER SQUARE CAPITAL BDC INC.
© Palmer Square Capital Management LLC ▪ 19

Non - Accrual % 0.7% 1.2% 3.0% 0.1% 0.3% 0.2% 0.3% 1.2% 0.C% 1.8% 2.0% 5.3% BXSL PSBD GBDC OBDC ARCC FSK at Fair Value at Cost Note: Data as of 06/30/2025. 21 Comparable companies include top five publicly traded BDCs by assets. 22 Money market balance removed from total investments for purpose of comparison. 23 Payment - in - Kind as a percentage of total investment income. PORTFOLIO & INVESTMENT STRATEGY Focus on the top of the capital stack and disciplined portfolio management have driven a strong credit profile. Furthermore, at $400M+ EBITDA our average borrower is meaningfully larger than the sector norm. First Lien Exposure 22 Top 10 Holdings PIK Income % 23 PSBD’s Portfolio Stacks up Well Against Competition 21 G8% G2% G0% 7C% 5G% 5G% BXSL GBDC OBDC ARCC FSK 11% 12% 1G% 20% 21% 22% PSBD GBDC FSK ARCC BXSL OBDC PSBD 16 2.5% © Palmer Square Capital Management LLC 20 C.2% C.4% 7.7% G.1% 14.4% PSBD GBDC BXSL ARCC OBDC FSK

PORTFOLIO & INVESTMENT STRATEGY Strong Value Creation Through Bouts of Uncertainty PSBD has offered meaningful economic benefit combined with transparency since inception 10.8% 10.C% 10.4% 10.4% G.7% BXSL PSBD FSK OBDC GBDC ARCC NAV Dividend Yield 24 11.3% $20.0 $20.2 $20.1 $15.0 $1.0 $2.4 $4.3 $20.0 $21.1 $22.4 $1G.2 $25.5 $24.8 $23.5 $G.6 $8.3 $6.4 $15.G $16.5 $17.0 NAV / Share Cumulative Dividends / Share 24 As of 6/30/25 for purposes of comparing similar timeframes across peer group. Please include the footnote : Dividend yield calculated by dividing the latest annualized quarterly dividend by the respective NAV per share at quarter end. Net Asset Value + Cumulative Dividends The current dividend yield to NAV is very attractive relative to the largest publicly traded BDCs © Palmer Square Capital Management LLC 21 27% economic return (unannualized)

0.7% 1.0% 1.0% 1.4% 1.4% 1.5% PSBD GBDC BXSL OBDC FSK ARCC ▪ Income incentive fee of 12.5% compares to 15% - 20% across peers & incorporates lookback on net realized losses on a trailing 1 - year and 3 - year basis ▪ Clearly communicated dividend policy designed to offer a predictable distribution ▪ Disclosure of monthly NAV to provide greater transparency on intra - quarter portfolio performance ▪ Share repurchase authorization in place Note: Data as of 6/30/25. 25 Management fee rate calculated as an effective fee rate based on 6/30/25 regulatory disclosures; PSBD stated management fee policy based on NAV but converted to a % of gross assets excluding cash for comparability. Strong Shareholder Alignment PORTFOLIO & INVESTMENT STRATEGY ▪ Compelling management fee compared to BDC peers Fee % of Gross Assets 25 © Palmer Square Capital Management LLC 22

Investment Process G Case Study Matt Bloomfield President SESSION 3

Consistent Investment Process Focused on Principal Preservation INVESTMENT PROCESS Palmer Square Portfolio Management Principles Investment Selection Process 1 Cross - asset relative value, macro, and top - down industry analysis serve as a key tool which then directs the firm’s granular, bottom - up research process 2 Focus on risk - adjusted return and yield throughout a credit cycle 3 Scenario analysis to balance upside and downside potential 4 Best - in - class risk management systems and reporting Comprehensive Top - Down Analysis ▪ Macro Analysis ▪ Cross Asset Relative Value Analysis ▪ Industry Analysis ▪ Market Trends Fundamental Credit Analysis ▪ Borrower ▪ Assets ▪ Structure ▪ Evaluation Portfolio Construction ▪ Relative Value ▪ Balance Sheet/Financials ▪ Asymmetry/Optionality Risk Management ▪ Monitoring Risk Metrics ▪ Scenario Analysis ▪ Hedging Program © Palmer Square Capital Management LLC 24

Credit Selection Combines Top - Down and Bottom - Up Analysis INVESTMENT PROCESS Comprehensive Top - Down Analysis Fundamental Credit Analysis – Corporate Credit Global credit outlook, phase of the business cycle, financial market indicators, M&A/LBO environment Macro Analysis Analyze across loans, bonds, CDS, converts, CLOs and mortgage credit to identify optimal risk/reward opportunities Cross Asset Relative Value Analyze valuation metrics and themes across sectors Industry Analysis Upcoming new issuance, discussions with Wall Street, buyer dynamics across hedge funds, insurance companies, etc., determine and identify key long - term investment themes Market Trends © Palmer Square Capital Management LLC 25 ▪ Identify ▪ Uncover ▪ Evaluate liquidity ▪ Evaluate Borrower Analyze ability and willingness to pay ▪ Focus ▪ Evaluate Assets Measure recovery potential in the event of default ▪ Analyze ▪ Model ▪ Review mandatory Structure Assess capital structure and payment mechanics ▪ Assess Evaluation Determine actionable outcome

Background Palmer Square has been a long - time lender to Aptean in the BSL market and PSBD participated in a private credit transaction in early 2024 as part of a private loan financing to (i) refinance the existing BSL structure and (ii) provide incremental debt to support an ongoing tuck - in acquisition strategy. Thesis ▪ Palmer Square can take advantage of its extensive investment experience in the enterprise software space ▪ Aptean demonstrates the strong fundamentals we look for in a software business: ▪ High net / gross retention, demonstrating a deeply embedded product offering ▪ Strong leadership with a proven track record of execution ▪ Consistent recurring revenue growth, strong margins, and robust free cash flow ▪ Incumbency advantage: Deep understanding of core value proposition, competitive positioning, and management’s growth strategy CASE STUDY 1 A leading provider of vertically integrated ERP software tailored to manufacturing companies in North America and Europe Borrower Overview TA Associates Sponsor © Palmer Square Capital Management LLC 26 © Palmer Square Capital Management LLC 26 Revolver size $125M Term loan size $1.CB DD term loan size Spread: S+525 with a 0.75% floor OID: GG.00 $300M Source: Palmer Square. The above case study is an example of Palmer Square’s analysis for investments.

CASE STUDY 2

Lightstone Generation

Borrower Overview	A portfolio of four power generation facilities with a combined generating capacity of 5.2 GW. Each facility provides power into the PJM interconnection, a regional transmission organization in the United States.
Sponsors	Blackstone and ArcLight Capital Partners

$1.5B Term loan size

L+575 Spread

~97.3 PSBD Amortized Cost

Source: Palmer Square. The above case study is an example of Palmer Square's analysis for investments.

Background

Palmer Square's broader lending platform initially became a lender to Lightstone in 2016 as part of the leveraged buyout by Blackstone and ArcLight. PSBD utilized the platform's familiarity with Lightstone and became a lender via secondary market acquisition at a discount to par. Over time, as we believed in the strength of the asset pool and the positive outlook for power generation prices in PJM, PSBD built a larger position with an amortized cost of approximately 97.3 cents as of 6/30/25.

Thesis

- Over **10 years of expertise** in the power generation sector.
- Financed **several hundred million dollars** into multiple power generation portfolios.
- Increasingly bullish over the past two years due to:
  - **Capacity constraints** in the sector
  - **Limited new facility construction**
  - **Cash flow clarity** from forward power price auctions (PJM zone)
- **Downside protection** for creditors from the hard asset value of generation facilities.

PALMER SQUARE CAPITAL BDC INC.

© Palmer Square Capital Management LLC ▪ 27

Management Fireside Chat MODERATED BY Ken Lee RBC Senior Equity Analyst SESSION 4

Christopher D. Long Chairman & Chief Executive Officer Angie K. Long Chief Investment Officer Matthew Bloomfield President